UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. 1 )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Board Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

BANK OF THE JAMES FINANCIAL GROUP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided in Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date filed:

Explanatory Note

This Amendment No. 1 (the “Proxy Statement Amendment”) to the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by Bank of the James Financial Group, Inc. (the “Company”) with the Securities and Exchange Commission on April 11, 2011 amends and replaces the form of proxy (the “Form of Proxy”) as included in the Proxy Statement. The information set forth in the Proxy Statement remains unchanged except as set forth in this Proxy Statement Amendment, in which case the information in the Proxy Statement is superseded by the information in this Proxy Statement Amendment.

Amendment to the Form of Proxy

Item 1 of the Form of Proxy as included with the Proxy Statement incorrectly provided shareholders with the option to instruct the proxies to vote “against” a nominee to the board of directors rather than the option of instructing the proxies to “withhold” authority to vote for one or more of the nominees to the board of directors.

By this Proxy Statement Amendment, the Company is filing an amended form of proxy (the “Amended Form of Proxy”). The amendment is necessary to make the Form of Proxy consistent with the fact that directors are elected by a plurality of votes cast in person or by proxy at the Annual Meeting of Shareholders.

The soliciting materials distributed to shareholders contained the Amended Form of Proxy.

Amended Form of Proxy

The Amended Form of Proxy is as follows:

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VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

BANK OF THE JAMES FINANCIAL GROUP, INC. c/o STOCKTRANS, A BROADRIDGE COMPANY 44 W. LANCASTER AVE ARDMORE, PA 19003

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors Nominees	☐	☐	☐
01 Robert R. Chapman III 02 Donna Schewel Clark 03 Augustus Petticolas, Jr

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
2	To ratify the appointment of Yount, Hyde & Barbour, P.C. as independent auditors for the year ending December 31, 2011.					☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address change/comments, mark here. (see reverse for instructions)				☐

Please indicate if you plan to attend this meeting		Yes ☐	No ☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com.

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BANK OF THE JAMES FINANCIAL GROUP, INC.

Annual Meeting of Shareholders

May 17, 2011 4:00 PM

This proxy is solicited by the Board of Directors

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints RICHARD R. ZECHINI and J. TODD SCRUGGS, or either one of them, as proxies, each with full power of substitution, to act for the undersigned with respect to all shares of Common Stock of Bank of the James Financial Group, Inc. held of record by the undersigned on March 25, 2011 at the Annual Meeting of Shareholders to be held on May 17, 2011 at 4:00 p.m. or any postponement or adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED. SIGNED PROXIES RETURNED WITHOUT SPECIFIC VOTING DIRECTIONS WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING.

Address changes / comments:

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(If you noted any Address Changes and /or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

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